UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2005 (August 24, 2005)

American Healthways, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-19364 (Commission File Number)	62-1117144 (I.R.S. Employer Identification No.)

3841 Green Hills Village Drive Nashville, Tennessee (Address of Principal Executive Offices)	37215 (Zip Code)

(615) 665-1122 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement

Item 9.01 Financial Statements and Exhibits

Signature

Exhibit Index

Ex-10.1 Summary of Named Executive Officer Compensation

Ex-10.2 Summary of 2006 Incentive Bonus Plan

Ex-10.3 Fiscal Year 2006 Bonus Criteria Under Capital Accumulation Plan

Ex-10.4 Form of Restricted Stock Unit Award Agreement under the Company's 1996 Stock Incentive Plan, as amended

Ex-10.5 Form of Non-Qualified Stock Option Agreement under the Company's 1996 Stock Incentive Plan, as amended

Ex-10.6 Form of Non-Qualified Stock Option Agreement under the Company's Amended and Restated 2001 Stock Option Plan

Item 1.01 Entry into a Material Definitive Agreement.

      On August 24, 2005, upon recommendation of the Compensation Committee (the “Committee”), the Company’s Board of Directors approved certain compensation and benefits for fiscal 2006 for the Company’s executive officers, approved the incentive bonus plan for fiscal 2006 for executive officers, and established the bonus criteria for fiscal 2006 under the Company's Capital Accumulation Plan. The Board of Directors also approved performance cash awards, bonuses, and share-based payments, including stock options and restricted stock units, for performance in fiscal 2005. The Committee approved the form of Restricted Stock Unit Award Agreement, under which the restricted stock units are being granted, and modified the Company’s Non-Qualified Stock Option Agreements under the 1996 Stock Incentive Plan, as amended, and the Amended and Restated 2001 Stock Option Plan to provide that all stock options granted on or after August 24, 2005 shall be exercisable for a term of seven years rather than ten years.

Item 9.01 Financial Statements and Exhibits.

       (c)  Exhibits

Exhibit 10.1	Summary of Named Executive Officer Compensation
Exhibit 10.2	Summary of 2006 Incentive Bonus Plan
Exhibit 10.3	Fiscal Year 2006 Bonus Criteria Under Capital Accumulation Plan
Exhibit 10.4	Form of Restricted Stock Unit Award Agreement under the Company's 1996 Stock Incentive Plan, as amended
Exhibit 10.5	Form of Non-Qualified Stock Option Agreement under the Company's 1996 Stock Incentive Plan, as amended
Exhibit 10.6	Form of Non-Qualified Stock Option Agreement under the Company's Amended and Restated 2001 Stock Option Plan

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Healthways, Inc. /s/ Mary A. Chaput Mary A. Chaput Chief Financial Officer

      Date: August 26, 2005

Exhibit Index

Exhibit No.	Description
10.1	Summary of Named Executive Officer Compensation
10.2	Summary of 2006 Incentive Bonus Plan
10.3	Fiscal Year 2006 Bonus Criteria Under Capital Accumulation Plan
10.4	Form of Restricted Stock Unit Award Agreement under the Company's 1996 Stock Incentive Plan, as amended
10.5	Form of Non-Qualified Stock Option Agreement under the Company's 1996 Stock Incentive Plan, as amended
10.6	Form of Non-Qualified Stock Option Agreement under the Company's 2001 Amended and Restated 2001 Stock Option Plan